SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2008

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

                                         of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02

NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A

RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On May 13, 2008, in preparing its financial statements for the period ended March 31, 2008, Cordia Corporation (“the Company”), identified errors related to certain intercompany transactions and the recognition of expense during the fourth quarter of 2007.  The result of these errors was an overstatement of revenues of approximately $400,000 and an understatement of expenses of $300,000 for the period ended December 31, 2007.

The audit committee, board of directors and management discussed these errors and have concluded that (1) our previously issued financial statements and any related report of our independent registered public accounting firm for the fiscal year ended December 31, 2007 should no longer be relied upon because of the aforementioned errors in those financial statements, (2) our earnings and press releases and similar communications should no longer be relied upon to the extent that they relate to these financial statements, and (3) our financial statements and Form 10-K dated March 31, 2008, for the fiscal year ended December 31, 2007, should be restated to reflect the correct accounting for the items discussed above.  In addition, the Company’s management discussed these errors with its Independent Registered  Public Accounting Firm.

Accordingly, it is necessary that we restate our financial statements for the period ended December 31, 2007 by filing an amendment to the Company’s Form 10-K dated March 31, 2008.  As a result, this restatement will delay the timeliness of filing of our Form 10-Q for the quarter ended March 31, 2008, which is due on May 15, 2008.  A Form 12b-25, Notification of Late Filing has been filed with the SEC.   The Company anticipates filing its restated financials on Form 10-K/A on May 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                  Cordia Corporation

                                                                                                                  By: /s/ Joel Dupré

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Date: May 20, 2008                                                                                  Joel Dupré, Chief Executive Officer,

                                                                                                                   Duly Authorized Officer